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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             September 11, 1994
                                                              ------------------

                                 BORDEN, INC.
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            (Exact name of registant as specified in its charter)



        New Jersey                       I-71                13-0511250
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(State or other jurisdiction         (Commission             (IRS Employer
   of incorporation)                 file number)         Identification No)



180 East Broad St., Columbus, OH                                  43215
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(Address of principal executive offices)                        (zip code)



Registrant's telephone number, including area code:             614-225-4000
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                                Not Applicable
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        (Former name or former address, if changed since last report)







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Item 5. Other Events
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        On September 11 and September 23, 1994, Borden, Inc. and The Bank of
New York, as Rights Agent, amended the Rights Agreement between Borden, Inc. and the Rights Agent on the terms set forth in exhibits (c)(1) and (c)(2) attached hereto. On September 23, 1994, Borden, Inc. entered into an Agreement and Plan of Merger and a Conditional Purchase/Stock Option Agreement on the terms set forth in exhibits (c)(3) and (c)(4) attached hereto.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(c)     Exhibits

        (1). Third Amendment, dated as of September 11, 1994, to the Rights Agreement, dated as of January 28, 1986, between Borden, Inc. and The Bank of New York, as amended.

        (2). Fourth Amendment, dated as of September 23, 1994, to the Rights Agreement dated as of January 28, 1986, between Borden, Inc. and The Bank of New York, as amended.

        (3). Agreement and Plan of Merger among Whitehall Associates, L.P., Borden Acquisition Corp. and Borden, Inc. dated as of September 23, 1994.

        (4). Conditional Purchase/Stock Option Agreement among Whitehall Associates, L.P., Borden Acquisition Corp., and Borden, Inc. dated as of September 23, 1994.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BORDEN, INC.


Date:  September 26, 1994               /s/ James C. Van Meter
                                        ----------------------
                                        James C. Van Meter
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer & Duly Authorized
                                        Signing Officer)



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                                EXHIBIT INDEX
                                -------------

      Exhibit
        No.
      -------

     (c)(1). Third Amendment, dated as of September 11, 1994, to the Rights Agreement, dated as of January 28, 1986, between Borden, Inc. and The Bank of New York, as amended.

     (c)(2). Fourth Amendment, dated as of September 23, 1994, to the Rights Agreement dated as of January 28, 1986, between Borden, Inc. and The Bank of New York, as amended.

     (c)(3). Agreement and Plan of Merger among Whitehall Associates, L.P., Borden Acquisition Corp. and Borden, Inc. dated as of September 23, 1994.

     (c)(4). Conditional Purchase/Stock Option Agreement among Whitehall Associates, L.P., Borden Acquisition Corp., and Borden, Inc. dated as of September 23, 1994.